Exhibit 99.1

XpresSpa Group Reports Fourth Quarter and 2017 Results

On-the-Go Wellness Pure Play Poised for Growth

NEW YORK, March 29, 2018 - XpresSpa Group, Inc. (Nasdaq: XSPA), a health and wellness holding company, today announced financial results for the fourth quarter and full year ended December 31, 2017. Please note that consolidated results for full year 2016 include eight days of operations for the Wellness segment following the close of the XpresSpa acquisition on December 23, 2016. Therefore, 2016 generally accepted accounting principles (“GAAP”) results, as presented in this press release, are not comparable to full year 2017 results.

“2017 was a transformative year for XpresSpa, as we perfected the short format spa, established our branded position as a pure play in health and wellness, and prepared the company for growth,” said Andrew Perlman, CEO of XpresSpa Group. “Having put top talent in place in our corporate and field teams, we made crucial improvements to our company-wide culture, our internal processes and the technology we use to operate our business. We completed the monetization of key non-core assets and also created partnerships to extend the XpresSpa brand through retail products. Through all this change, we further expanded our geographic footprint with net 4 new store openings and drove 3.0% same store sales growth. We accomplished a tremendous amount in a single year and are proud of the foundation we have built.”

Mr. Perlman continued: “As a pure play in on-the-go wellness, we are entirely focused on the execution of our core strategy. This year, we will work to increase store productivity and contribution margin through labor efficiency, new services and products and traffic analysis initiatives. We will also deepen our collaboration with existing and new partners in the travel vertical, leveraging XpresSpa’s unique position as the leader in the airport spa market, serving harried travelers with idle time in the airport. Key to our growth is the development of our new franchising capability to capture additional demand while we open company-owned XpresSpa and XpresRecover locations already in our pipeline. In all, our 2018 priorities center on enhancing our efficiency and growth to position us to further accelerate that growth in 2019. We are set for a great year of expanding the scale of XpresSpa’s footprint and brand and of delivering improved financial results.”

2017 Consolidated Results Highlights

As noted above, consolidated results for full year 2016 include eight days of operations for the Wellness segment following the close of the XpresSpa acquisition on December 23, 2016 and are therefore not comparable to full year 2017 results. In addition, our full year 2017 and 2016 results reflect our FLI Charge and Group Mobile businesses as discontinued operations.

•	Consolidated revenue from continuing operations was $48.8 million in 2017 compared to $12.0 million in 2016.

•	Consolidated net loss from continuing operations was $16.1 million in 2017 compared to a net loss of $19.3 million in 2016.

•	Comprehensive loss, after discontinued operations, was $28.5 million in 2017 compared to $24.0 million in 2016. FLI Charge and Group Mobile are classified as discontinued operations. These businesses were sold in October 2017 and March 2018, respectively.

The adjustment to the company’s deferred tax assets and liabilities from the Tax Cuts and Jobs Act of 2017 did not have a material impact to the Company’s financial statements.

2017 Wellness Segment Highlights

Full year 2016 results for XpresSpa are unaudited (and are not part of the financial statements). As noted above, only Wellness segment results from December 24 to December 31, 2016 are included in the Company’s audited financial statements.

•	Revenue of $48.4 million increased 10.4% from $43.8 million in 2016

o	9 store openings and the closure of 5 underperforming stores

o	Same store sales growth of 3.0%

•	Gross profit of $9.4 million, or 19.4% margin, compared to $8.8 million, or 20.0% margin, in 2016; 2017 figure reflects increased labor and set-up costs associated with new store openings

•	Net operating loss of $7.3 million decreased from a 2016 loss of $10.7 million

•	Adjusted EBITDA of $1.9 million improved $8.8 million from a loss of $6.9 million in 2016, inclusive of $1.3 million of integration and one-time costs, as decreased expenses offset the gross margin comparison

Fourth Quarter 2017 Wellness Segment Highlights

•	Revenue was $11.8 million

o	Opened 5 new locations during the quarter, including four domestic and one international

o	Introduced XpresCryo facial with partner Nordic Cryotherapy

o	Introduced Dermalogica skin care products

•	Gross profit was $2.4 million, or 20.4% margin

•	Operating loss was $1.2 million

•	Adjusted EBITDA was $0.4 million

•	Completed installation of new point-of-sale system in all locations

Adjusted EBITDA is a non-GAAP financial measure; see "Use of Non-GAAP Financial Measures" below. See tables below for abbreviated financial XpresSpa segment results for each of the four quarters of 2017 and the full years ended December 31, 2017 and 2016 (full year 2016 results of XpresSpa are unaudited and are provided for informational purposes only).

Balance Sheet & Cash Flows

As of December 31, 2017, the Company had:

•	Current assets of $16.1 million

•	Cash balance of $6.4 million

•	Assets held for disposal of $6.4 million

•	Liabilities held for disposal were $3.8 million

•	Long-term debt of $6.5 million with a related party

Conference Call Information
Management will host a conference call today at 10:00 a.m. ET to discuss operating results and provide an update on the company’s operations.

Date: March 29, 2018

Time: 10:00 a.m. ET

Join the Conference Call via Webcast

Visit the Investor Relations section of the Company’s website at http://xpresspagroup.com. Visitors to the website should select the “Investors” tab and navigate to the “Events” link to access the webcast.

Join the Conference Call via Assisted Dial-In

To access the conference call by telephone, interested parties should dial 877-407-0792 (North America) or 201-689-8263 (international) and reference XpresSpa Group.

Replay

An audio webcast of the conference call will be available within the "Presentations" section of the Company’s investor relations website shortly after the end of the conference call. A telephonic playback will be available from 1:30 p.m. ET, March 29, 2017, through April 19, 2018. North American listeners may dial 844-512-2921 and international listeners may dial 412-317-6671 the passcode is 13677524.

About XpresSpa Group, Inc.

XpresSpa Group, Inc. (Nasdaq: XSPA) is a health and wellness holding company. XpresSpa Group’s core asset, XpresSpa, is the world’s largest airport spa company, with 57 locations in 23 airports globally (as of March 29, 2018), including one off-airport spa at Westfield World Trade Center in New York City. XpresSpa offers services that are tailored specifically to the busy customer. XpresSpa is committed to providing exceptional customer experiences with its innovative premium spa services, as well as exclusive luxury travel products and accessories. XpresSpa serves almost one million customers per year at its locations in the United States, Holland, and the United Arab Emirates. XpresSpa Group’s non-core assets include Infomedia and intellectual property assets. To learn more about XpresSpa Group, visit: www.XpresSpaGroup.com. To learn more about XpresSpa, visit www.XpresSpa.com.

Forward-Looking Statements

This press release contains "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These include statements preceded by, followed by or that otherwise include the words "believes," "expects," "anticipates," "estimates," "projects," "intends," "should," "seeks," "future," "continue," or the negative of such terms, or other comparable terminology. Forward-looking statements relating to expectations about future results or events are based upon information available to XpresSpa Group as of today's date, and are not guarantees of the future performance of the company, and actual results may vary materially from the results and expectations discussed. Additional information concerning these and other risks is contained in XpresSpa Group’s most recently filed Annual Report on Form 10-K, Quarterly Report on Form 10-Q, recent Current Reports on Form 8-K and other SEC filings. All subsequent written and oral forward-looking statements concerning XpresSpa Group, or other matters and attributable to XpresSpa Group or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. XpresSpa Group does not undertake any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof.

Investor Contacts

LHA
Jody Burfening/Carolyn Capaccio
LHA
212.838.3777
xspa@lhai.com

XpresSpa Group, Inc.

Condensed Consolidated Balance Sheets

($ in thousands)

	December 31, 2017	December 31, 2016
Current assets
Cash and cash equivalents	$6,368	$17,910
Inventory	1,159	2,506
Other current assets	2,120	1,637
Assets held for disposal	6,446	8,446
Total current assets	16,093	30,499

Restricted cash	487	638
Property and equipment, net	15,797	16,266
Intangible assets, net	11,547	13,719
Goodwill	19,630	20,303
Other assets	1,686	1,382
Total assets	$65,240	$82,807

Current liabilities
Accounts payable, accrued expenses and other current liabilities	$8,736	$10,990
Liabilities held for disposal	3,761	783
Total current liabilities	12,497	11,773

Long-term liabilities
Debt	6,500	6,500
Other liabilities	404	365
Total liabilities	19,401	18,638
Commitments and contingencies (see Note 19)

Stockholders’ equity
Series A Convertible Preferred stock, $0.01 par value per share; 500,000 shares authorized; 6,968 issued and none outstanding	—	—
Series B Convertible Preferred stock, $0.01 par value per share, 5,000,000 shares authorized; 1,666,667 shares issued and none outstanding	—	—
Series C Junior Preferred stock, $0.01 par value per share; 300,000 shares authorized; none issued and outstanding	—	—
Series D Convertible Preferred Stock, $0.01 par value per share, 500,000 shares authorized; 475,208 shares issued and 420,541 shares outstanding with a liquidation value of $20,186 as of December 31, 2017; 491,427 shares issued and outstanding with a liquidation value of $23,588 as of December 31, 2016	4	5
Common stock, $0.01 par value per share 150,000,000 shares authorized; 26,545,690 and 18,304,881 shares issued and outstanding as of December 31, 2017 and 2016, respectively	265	183
Additional paid-in capital	290,396	280,221
Accumulated deficit	(249,708)	(220,868)
Accumulated other comprehensive loss	(74)	(13)
Total stockholders’ equity attributable to the Company	40,883	59,528
Noncontrolling interests	4,956	4,641
Total stockholders’ equity	45,839	64,169
Total liabilities and stockholders’ equity	$65,240	$82,807

XpresSpa Group, Inc.

Condensed Consolidated Statements of Operations

($ in thousands)

	For the years ended December 31,
	2017	2016
Revenue
Wellness	$48,373	$811
Intellectual property	450	11,175
Total revenue	48,823	11,986

Cost of sales
Wellness	38,986	404
Intellectual property*	357	6,334
Total cost of sales	39,343	6,738
Depreciation, amortization and impairment	7,976	13,254
General and administrative*	16,577	9,702
Total operating expenses	63,896	29,694
Operating loss from continuing operations	(15,073)	(17,708)
Interest expense	(731)	(1,698)
Extinguishment of debt	—	(472)
Other non-operating income (expense), net	(197)	599
Loss from continuing operations before income taxes	(16,001)	(19,279)
Income tax expense	111	—
Consolidated net loss from continuing operations	(16,112)	(19,279)
Loss from discontinued operations before income taxes*	(12,265)	(4,724)
Income tax expense	(12)	—
Consolidated net loss from discontinued operations	(12,277)	(4,724)
Consolidated net loss	(28,389)	(24,003)
Net income attributable to noncontrolling interests	(451)	(3)
Net loss attributable to the Company	$(28,840)	$(24,006)

Consolidated net loss from continuing operations	$(16,112)	$(19,279)
Other comprehensive income (loss) from continuing operations: foreign currency translation	(61)	(13)
Comprehensive loss from continuing operations	(16,173)	(19,292)
Consolidated net loss from discontinued operations	(12,277)	(4,724)
Other comprehensive income (loss) from discontinued operations: foreign currency translation	—	—
Comprehensive loss from discontinued operations	(12,277)	(4,724)
Comprehensive loss	$(28,450)	$(24,016)

Loss per share
Loss per share from continuing operations	$(0.74)	$(1.27)
Loss per share from discontinued operations	(0.55)	(0.31)
Total basic and diluted net loss per share	$(1.29)	$(1.58)
Weighted-average number of shares outstanding during the year
Basic	22,286,983	15,167,292
Diluted	22,286,983	15,167,292

* Includes stock-based compensation expense, as follows:
Intellectual property costs	$—	$223
General and administrative	2,177	2,225
Discontinued operations	568	122
Total stock-based compensation expense	$2,745	$2,570

Use of Non-GAAP Financial Measures

Adjusted EBITDA is a supplemental measure of financial performance that is not required by, or presented in accordance with, GAAP. A reconciliation of operating loss for the wellness segment for the year ended December 31, 2017 to Adjusted EBITDA income (loss) is presented in the table below.

We consider Adjusted EBITDA to be an important indicator for the performance of our business, but not a measure of performance or liquidity calculated in accordance with U.S. GAAP. We have included this non-GAAP financial measure because management utilizes this information for assessing our performance and liquidity, and as an indicator of our ability to make capital expenditures and finance working capital requirements. We believe that Adjusted EBITDA is a measurement that is commonly used by analysts and some investors in evaluating the performance and liquidity of companies such as us. In particular, we believe that it is useful for analysts and investors to understand this indicator because it excludes transactions not related to our core cash operating activities. We believe that excluding these transactions allows investors to meaningfully analyze the performance of our core operations. Adjusted EBITDA should not be considered in isolation or as an alternative to cash flow from operating activities or as an alternative to operating income or as an indicator of operating performance or any other measure of performance derived in accordance with GAAP. In evaluating our performance as measured by Adjusted EBITDA, we recognize and consider the limitations of this measurement. Adjusted EBITDA does not reflect our obligations for the payment of income taxes, interest expense, or other obligations such as capital expenditures. Accordingly, Adjusted EBITDA is only one of the measurements that management utilizes. The following table provides a reconciliation of operating loss for the wellness operating segment and corporate to Adjusted EBITDA income (loss) for each of the four quarters of 2017 and the full years ended December 31, 2017 and 2016.

XpresSpa Group, Inc.

Reconciliation of Operating Loss From Continuing Operations

to Adjusted EBITDA Income (Loss) for Wellness Operating Segment

($ in thousands)

						(Unaudited)
	Quarter Ended				2017	2016
	3/31/2017	6/30/2017	9/30/2017	12/31/2017	Wellness	XpresSpa
Total revenue	$10,984	$12,927	$12,652	$11,810	$48,373	$43,820

Cost of sales
Labor	5,309	5,783	6,458	6,777	24,327	19,784
Occupancy	1,771	1,983	1,950	1,917	7,621	6,399
Product, supplies, and other operating costs	1,755	2,635	1,939	709	7,038	8,887
Total cost of sales	8,835	10,401	10,347	9,403	38,986	35,070

Gross Profit	2,149	2,526	2,305	2,407	9,387	8,750
Gross profit as a % of total revenue	19.6%	19.6%	18.2%	20.4%	19.4%	20.0%

Depreciation and amortization
Depreciation	1,129	2,327	1,110	984	5,550	3,309
Amortization	586	592	597	600	2,375	433
Total depreciation and amortization	1,715	2,919	1,707	1,584	7,925	3,742

Total general and administrative	2,805	1,599	2,237	2,071	8,712	15,673

Operating loss from continuing operations	(2,371)	(1,992)	(1,639)	(1,248)	(7,250)	(10,665)

Plus:
Depreciation and amortization	1,715	2,919	1,707	1,584	7,925	3,742
Merger and acquisition, integration and one-time costs	484	200	529	50	1,263	—

Adjusted EBITDA income (loss)	$(172)	$1,127	$597	$386	$1,938	$(6,923)

XpresSpa Group, Inc.

Reconciliation of Operating Loss From Continuing Operations

to Adjusted EBITDA Income (Loss) Company-Wide

($ in thousands)

	Wellness	Intellectual Property	Corporate	Total 2017
Operating loss from continuing operations	$(7,250)	$9	$(7,832)	$(15,073)

Plus:
Depreciation and amortization	7,925	23	28	7,976
Merger and acquisition, integration and one-time costs	1,263	—	152	1,415
Stock-based compensation expense	—	—	2,177	2,177

Adjusted EBITDA income (loss)	$1,938	$32	$(5,475)	$(3,505)

XpresSpa Group, Inc.

Wellness Segment Same Store Sales Growth for 2017

($ in thousands)

XpresSpa regularly measures comparable store sales, which it defines as current period sales from stores opened more than 12 months compared to those same stores’ sales in the prior year period (“Comp Store Sales”). The measurement of Comp Store Sales on a daily, weekly, monthly, quarterly and year-to-date basis provides an additional perspective on XpresSpa’s total sales growth when considering the influence of new unit contribution. A reconciliation between Comp Store Sales and total revenue as reported on the financial statements is presented below:

	2017			2016 (unaudited)%
	Comp Store	Non-Comp Store	Total	Comp Store	Non-Comp Store	Total
Revenue	$42,502	$5,871	$48,373	$41,277	$2,543	$43,820	3%